SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):           February 21, 2002

WOLVERINE TUBE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12164	63-0970812

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clinton Avenue West, Suite 1000, Huntsville, Alabama		35801

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:           (256) 890-0460

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
PRESS RELEASE
PRESS RELEASE
QUARTERLY SEGMENT FINANCIAL INFO

Item 5.           Other Events.

     In the fourth quarter of 2001, the Registrant made the decision to discontinue the operations of its joint venture entity, Wolverine Ratcliffs, Inc. (WRI). Accordingly, the Registrant segregrated the operating results of the discontinued operations in the consolidated statements of operation for fiscal years 2000 and 2001.

     Additionally, the Registrant has changed its method of accounting for inventory from Last In First Out (LIFO) method to the First In First Out (FIFO) method. The statements of operation for fiscal years 2000 and 2001 have been retroactively restated to reflect the impact of this change.

     On February 21, 2002 the Registrant issued a press release announcing the above discontinued operations and change in accounting method a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

     On February 26, 2002 the Registrant issued a press release reporting results for the fourth quarter of 2001, a copy of which is attached as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. The attached Exhibit 99.3 quarterly segment financial information for the Twelve Month Period Ended December 31, 2000 and 2001 reflects these above changes.

Item 7.           Financial Statements and Exhibits.

            (c)       Exhibits.

Exhibit No.	Description of Document

99.1	Press release dated February 21, 2002 issued by the Registrant.

99.2	Press release dated February 26, 2002 issued by the Registrant.

99.3	Quarterly Segment Financial Information for the Twelve Month Period ended December 31, 2000 and 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated February 21, 2002

WOLVERINE TUBE, INC.

	By:	/s/	James E. Deason

James E. Deason
Executive Vice President, Chief Financial Officer and Secretary